American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement NT Disciplined Growth Fund ■ Utilities Fund
Supplement dated April 10, 2017 ■ Summary Prospectus and Prospectuses dated November 1, 2016

Lynette Pang, Portfolio Manager, has announced her plans to leave American Century Investments. As a result, she will no longer serve as a portfolio manager of the funds listed above as of May 26, 2017.

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